EXHIBIT 10.24
                                  EXHIBIT 10.24
                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and David J. Miller (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                  By  /s/ Irving W. Bailey II


                                                      /s/ David J. Miller
                                                      David J. Miller

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and Steven T. Downey (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                 By  /s/ Irving W. Bailey II


                                                      /s/ Steven T. Downey
                                                      Steven T. Downey

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and David B. Smith (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
                                             PROVIDIAN CORPORATION


                                            By  /s/ Irving W. Bailey II

                                              /s/ David B. Smith
                                              David B. Smith

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and James V. Elliott (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                  By  /s/ Irving W. Bailey II
                                                      /s/ James V. Elliott
                                                      James V. Elliott

2


                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and Robert S. Greer, Jr. (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. Section 6(a) of the Employment Agreement is amended to delete the word "and" at the end of subparagraph (ii) thereof; to replace the period at the end of subparagraph (iii) thereof with "; and "; and to add the following new subparagraph (iv): (iv) At the Executive's request made within 90 days after the date of the Executive's termination of employment, other than a termination of employment pursuant to Section 5(c)(vi) hereof, the Corporation shall purchase the Executive's residence in Jefferson County, Kentucky, at a price equal to the Executive's purchase price plus cost of improvements with respect to such residence. In addition, if requested, the Corporation shall provide the Executive with a moving allowance not to exceed $25,000. 3. General. Except for the amendments specified in Sections 1 and 2 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                  By  /s/ Irving W. Bailey II


                                                    /s/ Robert S. Greer, Jr.
                                                    Robert S. Greer, Jr.

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and Frederick C. Kessell (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION

                                                By  /s/ Irving W. Bailey II

                                                 /s/ Frederick C. Kessell
                                                      Frederick C. Kessell

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and Shailesh J. Mehta (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                  By  /s/ Irving W. Bailey II

                                                   /s/ Shailesh J. Mehta
                                                      Shailesh J. Mehta

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and Lawrence Pitterman (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                  By  /s/ Irving W. Bailey II
                                                     /s/ Lawrence Pitterman
                                                      Lawrence Pitterman

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and A. Sami Siddiqui (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year. 2. General. Except for the amendments specified in
Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION

                                                 By  /s/ Irving W. Bailey II


                                                   /s/ A. Sami Siddiqui
                                                      A. Sami Siddiqui

                                  CONFIDENTIAL


                                 FIRST AMENDMENT

     FIRST AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Corporation"), and Robert L. Walker (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 21, 1996 (the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows: 1. The definition of "Bonus Percentage" contained in Section 6(a)(i)(B) of the Employment Agreement is amended to read in its entirety as follows: For purposes of this Section 6(a)(i)(B), "Bonus Percentage" shall mean the highest percentage obtained by dividing (1) the sum of (x) the annual bonus earned by the Executive in any year beginning with the third full year before the date on which a Change in Control occurs and (y) the long-term incentive bonus, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (2) the base salary paid to the Executive for such year.

     2. General. Except for the amendments specified in Section 1 above, the Employment Agreement shall continue in effect without any change. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. PROVIDIAN CORPORATION


                                                  By  /s/ Irving W. Bailey II

                                                      /s/ Robert L. Walker

                                                       Robert L. Walker

                                  CONFIDENTIAL


                                FOURTH AMENDMENT

     FOURTH AMENDMENT dated as of November 6, 1996, between Providian Corporation, a Delaware corporation (the "Company"), and Irving W. Bailey, II (the "Executive"). W I T N E S S E T H: WHEREAS, the Company and the Executive are parties to an employment agreement dated as of February 17, 1988, as amended August 9, 1989, February 21, 1996 and June 1, 1996 (as so amended, the "Employment Agreement"); and WHEREAS, the Company and the Executive desire to further amend the Employment Agreement. NOW, THEREFORE, it is agreed as follows:
1. Section 1(d) of the Employment Agreement is amended to read in its entirety as follows: (d) "Bonus Percentage" shall mean the highest percentage obtained by dividing (i) the sum of (A) the annual bonus earned by the Executive in any year prior to the year in which his termination of employment occurs and (B) the highest long-term incentive award, if any, received by the Executive for any one Performance Cycle that included such prior year divided, if payouts under the applicable long-term incentive award plan are scheduled less frequently than annually, by the number of years between scheduled payouts under such long-term incentive award plan, by (ii) the base salary paid to the Executive for such year. 2. The penultimate paragraph of Section 10(e) of the Employment Agreement is amended to read in its entirety as follows: In the event there is a Termination Without Cause of the Executive's employment following a Change in Control, the Company shall, upon the Executive's written request furnished to the Company within 20 days following such Termination Without Cause, make a lump sum payment to the Executive in an amount equal to the Spread on the Payment Date with respect to the relevant options in each option grant, multiplied by the number of relevant options in each option grant. For the purposes of the immediately preceding sentence, "relevant options" means all options granted by the Company to the Executive to purchase its common stock that are outstanding on the date of his termination of employment and remain unexercised on the Payment Date (whether or not such options expire by their terms prior to the Payment Date). The Company shall make such payment on the Payment Date (or, if later, promptly following the Executive's request) and, as a condition to making such payment, the Executive agrees that all outstanding options granted to him with respect to which such payment is made shall thereupon be canceled. In the event that the Executive does not request such payment, each option grant shall become fully exercisable as of the date of termination of employment and shall remain outstanding for the lesser of (i) five years from the date of termination of employment or (ii) the remainder of the originally scheduled term. 3. General. Except for the amendments specified in Sections 1 and 2 above, the Employment Agreement shall continue in effect without any change.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Amendment as of the date first written above.
                                                      PROVIDIAN CORPORATION


                                                      By /s/ Lawrence Pitterman


                                                      /s/ Irving W. Bailey, II
                                                      Irving W. Bailey, II